Exhibit 10.1

EXECUTION VERSION

GRAN TIERRA ENERGY INC.

$100,000,000

5.00% Convertible Senior Notes due 2021

PURCHASE AGREEMENT

March 31, 2016

Purchase Agreement

March 31, 2016

Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

as Representatives of the several Initial Purchasers

Ladies and Gentlemen:

Gran Tierra Energy Inc., a Nevada corporation (the “Company”), proposes to issue and sell to the initial purchasers named in Schedule A annexed hereto (collectively, the “Initial Purchasers”), for whom Nomura Securities International Inc., Dundee Securities Inc. and RBC Dominion Securities Inc. are acting as representatives (in such capacity, the “Representatives”), $100,000,000 in aggregate principal amount of its 5.00% Convertible Senior Notes due 2021 (the “Firm Securities”). In addition, the Company proposes to grant the Initial Purchasers the option to purchase up to an additional $15,000,000 in aggregate principal amount of its 5.00% Convertible Senior Notes due 2021 (the “Additional Securities”). The Firm Securities and the Additional Securities are collectively referred to herein as the “Securities.” The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated as of April 6, 2016 by and between the Company and U.S. Bank, National Association, as trustee (the “Trustee”). The Securities will be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Underlying Securities”), subject to the terms and conditions set forth in the Indenture.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon an exemption therefrom and to persons in Canada pursuant to available exemptions from the prospectus requirement under applicable securities laws in each of the provinces of Canada emanating from governmental authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the securities commissions or other securities regulatory authorities in each of the provinces of Canada (together, the “Canadian Securities Commissions”), and all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (the “Canadian Securities Laws”). The Company has prepared a preliminary offering memorandum, dated March 30, 2016 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule C, which includes pricing terms and other information with respect to the Securities and the Underlying Securities (the “Pricing Term Sheet”), and will prepare (iii) the final offering memorandum (the “Offering Memorandum”), in each case, relating to the offer and sale of the Securities (the “Offering”). Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the Disclosure Package (as defined below) and the Offering Memorandum in connection with the offering and initial resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.

As used in this Agreement:

“Applicable Time” means 8:30 PM, New York City time, on March 31, 2016, or such other time as agreed by the Company and the Representatives.

“Disclosure Package” means the Preliminary Offering Memorandum together with each Additional Written Offering Communication or other information, if any, each identified in Schedule B.

Any reference herein to the Preliminary Offering Memorandum, the Disclosure Package, the Offering Memorandum and any Additional Written Offering Communication shall be deemed to refer to and include the documents, if any and as applicable, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum, the Disclosure Package or the Offering Memorandum shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) or, for the purposes of persons in Canada the filing of any document under applicable Canadian Securities Laws, on or after the Applicable Time, or the date of the Preliminary Offering Memorandum, the Disclosure Package or the Offering Memorandum, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the NYSE MKT LLC (the “NYSE MKT”) and the Toronto Stock Exchange (the “TSX”) are open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Initial Purchasers agree as follows:

1.            Agreements to Purchase and Sell. (a) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company the respective number of Firm Securities set forth opposite the name of such Initial Purchaser in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of 96% of the aggregate principal amount thereof (the “Purchase Price”) plus accrued interest, if any, from April 6, 2016 to the date of payment and delivery.

(b)          In addition, the Company hereby grants to the several Initial Purchasers the option (the “Additional Securities Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Initial Purchasers shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the respective number of Firm Securities to be purchased by each of them, all or a portion of the Additional Securities, at the Purchase Price plus accrued interest, if any, from April 6, 2016 to the date of payment and delivery. The Additional Securities Option may be exercised by the Representatives at any time and from time to time on or before the thirtieth day following the date of the Preliminary Offering Memorandum, by written notice to the Company. Such notice shall set forth the number of Additional Securities as to which the Additional Securities Option is being exercised and the date and time when the Additional Securities are to be delivered (any such date and time being herein referred to as an “Additional Time of Purchase”); provided, however, that no Additional Time of Purchase shall be earlier than the “Time of Purchase” (as defined below) nor earlier than the second business day after the date on which the Additional Securities Option shall have been exercised nor later than the tenth business day after the date on which the Additional Securities Option shall have been exercised. The number of Additional Securities to be sold to each Initial Purchaser shall be the number which bears the same proportion to the aggregate number of Additional Securities being purchased as the number of Firm Securities set forth opposite the name of such Initial Purchaser on Schedule A hereto bears to the total number of Firm Securities (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares of Additional Securities), subject to adjustment in accordance with Section 9 hereof.

2.            Payment and Delivery. Payment of the purchase price for the Firm Securities shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Securities to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Initial Purchasers. Such payment and delivery shall be made at 10:00 A.M., New York City time, on April 6, 2016 (unless another time shall be agreed to by the Representatives and the Company or unless postponed in accordance with the provisions of Section 9 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “Time of Purchase.” Electronic transfer of the Firm Securities shall be made to the Representatives at the Time of Purchase in such names and in such denominations as the Representatives shall specify in writing to the Company.

Payment of the purchase price for the Additional Securities shall be made at the Additional Time of Purchase in the same manner and at the same office and time of day as the payment for the Firm Securities. Electronic transfer of the Additional Securities shall be made to the Representatives at the Additional Time of Purchase in such names and in such denominations as the Representatives shall specify in writing to the Company.

Nomura Securities International, Inc., individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Firm Securities or the Additional Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Time of Purchase or any applicable Additional Time of Purchase, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Securities shall be made at the offices of Davis Polk & Wardwell LLP at 450 Lexington Avenue, New York, NY 10017, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Securities or the Additional Securities, as the case may be.

3.            Representations and Warranties of the Initial Purchasers.

(a)          The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Disclosure Package. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)          it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii)         without the Representatives’ prior consent, it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act;

(iii)        it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; and

(iv)        it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering to persons unless it has provided a copy of the Preliminary Offering Memorandum and the Offering Memorandum to such persons and except to persons:

(A)         which are not individuals;

(B)         whom it reasonably believes are “accredited investors” as defined in Section 1.1 of National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) or subsection 73.3(1) of the Securities Act (Ontario) (the “OSA”), as applicable, and (1) whom are either purchasing the Securities as principal for their own account, or are deemed to be purchasing the Securities as principal for their own account in accordance with Canadian Securities Laws and not as agent for the benefit of another person; (2) if they are an “accredited investors” in reliance on paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45-106, such person was not created or used solely to purchase or hold the Securities as an “accredited investor” as described under that paragraph (m); and (3) whom are not purchasing the Securities pursuant to any of (i) subsections (e), (e.1), (j), (j.1), (k) or (l) of the definition of “accredited investor” in Section 1.1 of NI 45-106, subsections (d), (q) or (v) of the definition of “accredited investor” in Section 1.1 of NI 45-106, as an “individual” or, subsections (d), (i) or (j) of the definition of “accredited investor” in Section 73.3(1) of the OSA as a “person”;

(C)         from whom the Initial Purchasers have received or will receive an acknowledgement that: (1) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or Underlying Securities; (2) there is no government or other insurance covering the Securities or Underlying Securities; (3) there are risks associated with the purchase of the Securities; (4) there are restrictions on such persons ability to resell the Securities and the Underlying Securities and it is the responsibility of such person to find out what those restrictions are and to comply with them before selling the Securities or Underlying Securities; and, (5) such person has been advised that the Company is relying on an exemption from the requirements to provide such person with a prospectus and to sell securities through a person or company registered under the Securities Act (Alberta) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta), including statutory rights of rescission or damages will not be available to such person.

(b)          Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(b) and 7(c) hereof, counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above, and each Initial Purchaser hereby consents to such reliance.

(c)          The Company acknowledges and agrees that the Initial Purchasers may, in accordance with the Securities Act and if applicable Canadian Securities Laws, offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

4.          Representations and Warranties of the Company. (a) The Company represents and warrants to each of the Initial Purchasers that on the date of this Agreement, at the Applicable Time, at the Time of Purchase and at each Additional Time of Purchase, if any (collectively a “Representation Date”), and agrees with each of the Initial Purchasers, as follows:

(i)          At the Applicable Time, neither (A) the Disclosure Package, or (B) any Additional Written Offering Communication prepared, used or referred to by the Company, when considered together with the Disclosure Package, at the time of its use, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to any statements made in the Disclosure Package or any Additional Written Offering Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Disclosure Package or any Additional Written Offering Communication, it being understood that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 11 hereof. Neither the Preliminary Memorandum, as of its date, nor the Offering Memorandum, in the form used by the Initial Purchasers to confirm sales, at the Time of Purchase and any additional Time of Purchase, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to any statements made in the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum, it being understood that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 11 hereof.

(ii)         The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Schedule B hereto (each an “Additional Written Offering Communication”), including the Pricing Term Sheet substantially in the form of Schedule C hereto, which constitute part of the Disclosure Package, and (iv) each electronic road show and any other written communications approved by the Representatives. Each such Issuer Written Communication, when taken together with the Disclosure Package, did not, and at the Time of Purchase and as of the Additional Time of Purchase, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representation and warranty with respect to any statements made in the Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Issuer Written Communication, it being understood that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 11 hereof. Each such Issuer Written Communication, as of its issue date and at all subsequent times through the completion of the offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Disclosure Package or the Offering Memorandum, including any document incorporated by reference therein.

(iii)        The documents incorporated by reference in the Offering Memorandum or the Disclosure Package, when filed with the Commission or, where applicable, such documents are filed with the Canadian Securities Commissions, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and Canadian Securities Laws, respectively, and none of the incorporated documents contained, contain or will contain any untrue statement of a material fact or omitted, omit or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)        The Company has an authorized, issued and outstanding capitalization as set forth in the sections of the Disclosure Package and the Offering Memorandum entitled “Capitalization” under the column entitled “Actual” and, as of the Time of Purchase and any Additional Time of Purchase, as the case may be, the Company shall have an authorized, issued and outstanding capitalization as set forth in the sections of the Disclosure Package and the Offering Memorandum entitled “Capitalization” under the column entitled “As Adjusted” (in each case, except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Disclosure Package and the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Disclosure Package or the Offering Memorandum). None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except for grants of awards pursuant to employee benefit plans, described in the Disclosure Package and the Offering Memorandum, or those which have been granted subsequent to December 31, 2015 in the ordinary course of the Company’s business, there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Disclosure Package and the Offering Memorandum. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Disclosure Package and the Offering Memorandum accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(v)         At the Time of Purchase, the Securities will not be of the same class, within the meaning of Rule 144A(d)(3) under the Securities Act, as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act and, to the extent applicable in respect of prospective purchasers resident in Canada.

(vi)        Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act or qualification of the Securities by way of a prospectus under applicable Canadian Securities Laws.

(vii)       Without the Representatives’ prior consent, none of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or in any manner which would require the qualification of the Securities for distribution by prospectus under applicable Canadian Securities Laws.

(viii)      Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Disclosure Package and the Offering Memorandum, to register the Securities under the Securities Act.

(ix)         Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 3 and their compliance with their agreements set forth therein, the offer and sale of the Securities to purchasers in Canada in the manner contemplated by this Agreement is exempt from the prospectus requirements of Canadian Securities Laws, and the only documents, proceedings, approvals, permits, consents or authorizations required to be filed, made, taken or obtained by the Company under Canadian Securities Laws in connection with such offer and sale are the delivery or filing, as applicable, to the applicable Canadian Securities Commissions of the Disclosure Package, the Offering Memorandum and any Additional Written Offering Communication delivered or provided to residents of Canada and the filing of reports on Form 45-106F1 or on Form 45-106F6 as prescribed by National Instrument 45-106 – Prospectus Exemptions, prepared and executed in accordance with Canadian Securities Laws, together with the payment of any requisite filing fees related thereto, with the applicable Canadian Securities Commissions, in each case within ten days of the date of the distribution.

(x)          The Company’s outstanding Common Stock is listed for trading on NYSE MKT and the TSX under the symbol “GTE”. The Company is in compliance with the by-laws, rules and regulations of NYSE MKT and the TSX in all material respects and has not received any notice from NYSE MKT or the TSX regarding the delisting of the Common Stock from NYSE MKT or the TSX, as applicable.

(xi)         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its properties and assets and conduct its business as described in the Disclosure Package and Offering Memorandum, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein.

(xii)        The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of the shares of Common Stock from NYSE MKT or the TSX (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”).

(xiii)       The Company has no subsidiaries (as defined under the Securities Act) other than those set forth on Schedule D hereto (collectively, the “Subsidiaries”). Other than as set forth on Schedule D, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of, or other equity interests in, each of the Subsidiaries. Except as described in the Disclosure Package and the Offering Memorandum, other than the capital stock of, or other equity interests in, the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity. Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Disclosure Package and the Offering Memorandum. Each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Disclosure Package and the Offering Memorandum, all of the outstanding shares of capital stock of, or other equity interests in, each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims. Except as otherwise disclosed in the Disclosure Package and the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock of, or equity interests in, the Subsidiaries are outstanding. The Company has no Subsidiary that individually accounted for in excess of 7% of the Company’s aggregate production for the year ended December 31, 2015, other than those Subsidiaries designated on Schedule D with a cross (†) each a “Significant Subsidiary.” Excluding the Significant Subsidiaries, the other Subsidiaries collectively accounted for less than 15% of the Company’s aggregate production for the year ended December 31, 2015. Complete and correct copies of the charters and the bylaws of the Company and its Significant Subsidiaries, as in effect as of the date hereof, and all amendments thereto have been delivered to the Representatives, and no changes therein will be made on or after the date hereof through and including the Time of Purchase or, if later, any Additional Time of Purchase.

(xiv)      The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly and duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(xv)       When executed and delivered, the Securities will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum and will be substantially in the form contemplated by the Indenture.

(xvi)      This Agreement has been duly authorized, executed and delivered by the Company. The Indenture has been duly and validly authorized by the Company and, at the Time of Purchase, will have been duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, this Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Disclosure Package and the Offering Memorandum.

(xvii)     A number of shares of Common Stock equal to the maximum number of shares of Common Stock deliverable upon conversion of the Securities (including the maximum number of shares of Common Stock to be delivered upon conversion of the Securities in connection with a “make-whole fundamental change,” and assuming for such purposes that (x) the Initial Purchasers exercise in full their option to purchase Additional Securities and (y) the Company delivers solely shares of Common Stock upon conversion of all Securities, the “Maximum Number of Underlying Securities”) have been duly authorized and reserved for issuance upon conversion of the Securities by all necessary corporate action, and, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable; no holder of the Underlying Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Underlying Securities upon such conversion will not be subject to the preemptive or other similar rights of any security holder of the Company.

(xviii)    The Amended and Restated Credit Agreement dated as of March 31, 2016, by and among the Company, Gran Tierra Energy International Holdings Ltd., the Bank of Nova Scotia, Societe Generale and the lenders party thereto (the “Credit Agreement”) has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, and, to the knowledge of the Company, has been duly executed by the other parties thereto.

(xix)       Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws or similar organizational documents, or (B)(i) the Credit Agreement, or (ii) any other indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, or (C) any U.S. federal, state, local or foreign law, or (D) any rule or regulation of any U.S. federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or any self-regulatory organization or other non-governmental regulatory authority (collectively, a “Regulatory Authority”) or (E) any decree, judgment or order applicable to it or any of its properties or assets, except, in the case of clauses (B)(ii), (C), (D) and (E) above, for such breaches, violations or defaults as would not, individually or in the aggregate, (x) have a Material Adverse Effect, or (y) result in any material liability for any Initial Purchaser.

(xx)        The execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or asset of the Company or any Subsidiary pursuant to) (A) the charter or bylaws or similar organizational document of the Company or any of the Subsidiaries, or (B)(i) the Credit Agreement, or (ii) any other indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected, or (C) any U.S. federal, state, local or foreign law, or (D) any rule or regulation of any Regulatory Authority or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except, in the case of clauses (B)(ii), (C), (D)and (E) above, for such breaches, violations or defaults as would not, individually or in the aggregate, (x) have a Material Adverse Effect, or (y) result in any material liability for any Initial Purchaser.

(xxi)       Other than the approval of the TSX, no approval, authorization, license, registration, qualification, decree, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, NYSE MKT and the TSX), or approval of the stockholders of the Company, is necessary or required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, except for such approvals, authorizations, licenses, registrations, qualifications, decrees, consents or orders of or filings, the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect.

(xxii)      Except as described in the Disclosure Package and the Offering Memorandum, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any pre-emptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in offering contemplated thereby;

(xxiii)     Each of the Company and the Subsidiaries has all necessary permits, licenses, authorizations, consents and approvals issued by the appropriate Regulatory Authorities and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary permits, licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses as described in the Disclosure Package and the Offering Memorandum, except as would not, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such permit, license, authorization, consent or approval or any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(xxiv)    Except as otherwise set forth in the Disclosure Package and the Offering Memorandum under the section entitled “Item 3. Legal Proceedings,” there are no actions, suits, proceedings, claims, investigations or inquiries pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties or assets is or would be subject at law or in equity, before or by any Regulatory Authority, except any such action, suit, proceeding, claim, investigation or inquiry which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect.

(xxv)     McDaniel & Associates Consultants Ltd. (“McDaniel”), which has evaluated the Company’s reserves data as at December 31, 2015, has represented to the Company that it is, and to the knowledge of the Company is, an independent petroleum engineering firm with respect to the Company in accordance with guidelines established by the Commission.

(xxvi)    The oil and gas reserve estimates of the Company included or incorporated by reference in the Disclosure Package and the Offering Memorandum have been prepared by independent reserve engineers in accordance with Commission guidelines or, in the case of the Form 51-101F1 in accordance with applicable Canadian Securities Laws, in all material respects applied on a consistent basis throughout the periods involved, and the Company has no reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company as of the dates indicated. Other than production of the reserves in the ordinary course of business, intervening product price fluctuations and as described in the Disclosure Package and the Offering Memorandum, the Company is not aware of any facts or circumstances that would have a Material Adverse Effect on the reserves or the present value of future net cash flows therefrom as described in the Disclosure Package and the Offering Memorandum.

(xxvii)   Any and all operations of the Company and each of the Subsidiaries, and to the best of the Company’s knowledge, any and all operations by third parties on or in respect of the assets and properties of the Company and each of the Subsidiaries, have in all material respects been conducted in accordance with good oil and gas industry practice and in material compliance with applicable laws, rules, regulations, orders and directions of government and other competent authorities, except where the failure to so conduct operations would not have a Material Adverse Effect.

(xxviii)    Deloitte LLP, whose report on the consolidated financial statements of the Company is included or incorporated by reference in the Disclosure Package and the Offering Memorandum, are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

(xxix)      The financial statements included or incorporated by reference in the Disclosure Package and the Offering Memorandum, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Securities Act and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved. The other financial and statistical data included in the Disclosure Package and the Offering Memorandum are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Disclosure Package and the Offering Memorandum. All disclosures included in the Disclosure Package and the Offering Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S K under the Securities Act, to the extent applicable.

(xxx)        Except as disclosed in the Disclosure Package and the Offering Memorandum, each stock option granted under any stock option plan of the Company or any Subsidiary (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant. Each such stock option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the Board of Directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company’s consolidated financial statements in accordance with GAAP and disclosed in the Disclosure Package and the Offering Memorandum.

(xxxi)      Except as disclosed in the Disclosure Package and the Offering Memorandum, subsequent to the respective dates as of which information is given in the Disclosure Package and the Offering Memorandum, there has not been, whether or not arising in the ordinary course of business, (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, condition (financial or otherwise), liquidity or results of operations of the Company and the Subsidiaries taken as a whole (a “Material Adverse Change”), (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations) incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock of, or other equity interests in, or outstanding indebtedness of, the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of, or other equity interests in, the Company or any Subsidiary.

(xxxii)     The Company has obtained for the benefit of the Initial Purchasers the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) named in Exhibit A-1 hereto, with the exception of the two individuals whose names are marked with an asterisk in Exhibit A-1.

(xxxiii)    Neither the Company nor any Subsidiary is, in connection with any sale of Securities or at the Time of Purchase or any Additional Time of Purchase will any of them be, and, after giving effect to the offer and sale of the Securities and the application of the proceeds thereof, none of them will be, an “investment company”, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxiv)     Except as otherwise set forth in the Disclosure Package and the Offering Memorandum or such as in the aggregate does not now cause or will in the future cause a Material Adverse Effect, the Company or one of its subsidiaries has title to or the irrevocable right to produce and sell its hydrocarbons (for the purposes of this clause, the foregoing are referred to as the “Company Interests”). Except as otherwise set forth in the Disclosure Package and the Offering Memorandum, the Company represents and warrants that the Company Interests: (i) with respect to oil and gas properties underlying the Company’s estimates of its net proved oil and natural gas reserves contained or incorporated by reference in the Disclosure Package and the Offering Memorandum, (A) such title, if any, is legal, good and defensible title in conformity with customary industry standards, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, except for liens, security interests, pledges, charges, encumbrances, mortgages and restrictions under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration participation and production agreements, in each case that secure payment of amounts not yet due and payable or other unmatured obligations and are of a scope and nature customary for the oil and gas industry or arise in connection with drilling and production operations, or (B) such rights, if any, are free and clear of encumbrances, adverse claims and any royalties, production payments, working interest reductions or other similar encumbrances, in each case that are not accurately reflected in the Summary Reserves Assessment and Evaluation Report included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, or the underlying Reserves Assessment and Evaluation of Oil and Gas Properties of the Company (the “Reserves Assessement”) provided to the Initial Purchasers, created by, through, or under the Company or any of its Subsidiaries, except arising out of (x) the Credit Agreement, or (y) those arising in the ordinary course of business of the Company, and the Company and its Subsidiaries hold the Company Interests under valid, subsisting, binding and enforceable leases, authorizations, concessions, concession agreements, contracts, subleases, reservations or other agreements, except where the failure to so hold would not have, individually or in the aggregate, a Material Adverse Effect and (ii) with respect to real and personal property other than that annexed to oil and gas interests, such title is free and clear of all material liens, security interests, pledges, charges, encumbrances, mortgages and restrictions. No real property owned, leased, licensed, or used by the Company lies in an area that is, or to the knowledge of the Company will be, subject to restrictions that would prohibit the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company as presently conducted or as the Disclosure Package and the Offering Memorandum indicates the Company contemplates conducting, except as may be properly described in the Disclosure Package and the Offering Memorandum or such as in the aggregate would not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Disclosure Package and the Offering Memorandum, there are no defects, failures or impairments in the Company Interests to its oil and gas assets, whether or not an action, suit, proceeding or inquiry is pending or threatened and whether or not discovered by any third party, which individually or in the aggregate would have (A) a Material Adverse Effect or (B) a material adverse effect on: (x) the quantity and pre-tax present worth values of the oil and natural gas reserves of the Company shown in the Reserves Assessment, (y) the current production of the Company and its subsidiaries taken as a whole, or (z) the current cash flow of the Company and its subsidiaries taken as a whole.

(xxxv)       Each of the Company and the Subsidiaries owns, licenses or otherwise has the right to use all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), copyrights, service marks and other intellectual property as described in the Disclosure Package and the Offering Memorandum or which is necessary for the conduct of, or material to, its business (collectively, the “Intellectual Property”), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary is subject to any pending claim, or aware of any threatened or contemplated claim, by a third party to the contrary, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(xxxvi)     Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened or contemplated against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened or contemplated, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened or contemplated against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.

(xxxvii)    Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) the Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold and are in compliance with the requirements of all permits, authorizations and approvals required under any applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, or injunction, as well as common law, relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials (as defined below) (“Environmental Law”); and (ii) neither the Company nor any of its Subsidiaries (a) has agreed to assume, undertake or provide indemnification for any liability of any other person, (b) is conducting or paying for, in whole or part, any investigation, remediation or corrective action at any location, or (c) incurred any costs or liabilities, in each case relating to any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any flammable explosives, radioactive materials, toxic chemicals, pollutants, contaminants, hazardous or toxic substances or wastes, petroleum or petroleum products, asbestos-containing materials or mold or any other hazardous materials as defined or regulated by or which may give rise to liability under any applicable law (“Hazardous Materials”). Except as would not result in monetary sanctions over $100,000, neither the Company nor any of its Subsidiaries: (a) is the subject of any pending or, to the Company’s knowledge, threatened investigation, (b) has received any notice or claim, (c) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, or (d) is bound by any judgment, decree or order, in each case relating to any Environmental Law or release or threatened release of any Hazardous Materials. The Company and each of the Subsidiaries hold all material licenses, permits and approvals required under any Environmental Laws in connection with the operation of their businesses and the ownership and use of their assets, all such licenses, permits and approvals are in full force and effect, and except for notifications in the ordinary course of business and conditions of general application to assets of reclamation obligations under environmental protection legislation in any other jurisdiction in which they conduct their business, neither the Company nor any of the Subsidiaries has received any notification pursuant to any Environmental Law that any work, repairs, constructions or capital expenditures are required to be made by it as a condition of continued compliance with any Environmental Law, or any license, permit or approval issued pursuant thereto, or that any license, permit or approval referred to above is about to be reviewed, made subject to limitations or conditions, revoked, withdrawn or terminated, except as would not, individually or in the aggregate, have a Material Adverse Effect. There are no past, present or, to the Company’s or Subsidiaries’ knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to have a material effect on capital expenditures, earnings or competitive position of the Company or any of its Subsidiaries under, or to interfere with or prevent compliance by the Company or any of its Subsidiaries with, any Environmental Law. In the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective properties, assets and operations, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(xxxviii)    All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith or those that would not, individually or in the aggregate, have a Material Adverse Effect.

(xxxix)     As at the date hereof the Company is not aware of any material contingent tax liability that is not properly accounted for in accordance with GAAP of the Company or any of the Subsidiaries and the Company is not aware of any grounds which will prompt a reassessment.

(xl)         Except as disclosed in the Disclosure Package or the Offering Memorandum, neither the Company nor any of the Subsidiaries is a party to or bound by any agreement of guarantee, indemnification (other than an indemnification of directors and officers in accordance with the by-laws of the Company or any of the Subsidiaries and applicable law and other rights of indemnification or guarantees granted under registrar and transfer agency agreements, agency or underwriting agreements, financial and strategic advisory agreements, confidentiality agreements, to the Company’s bankers or pursuant to operating or similar agreements in the ordinary course of business) or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person.

(xli)        The Company and each of the Subsidiaries maintain insurance covering their respective properties, assets, operations, personnel and businesses as the Company reasonably deems adequate. Such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective properties, assets, operations, personnel and businesses in all material respects. All such insurance is, to the Company’s knowledge, fully in force. Neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(xlii)      Except as otherwise set forth in the Disclosure Package and the Offering Memorandum under the section entitled “Item 3. Legal Proceedings,” neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or other documents referred to or described in the Disclosure Package or the Offering Memorandum, or referred to or filed as an exhibit to any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or other document.

(xliii)     The Company and each of the Subsidiaries maintain effective internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), and a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Disclosure Package and the Offering Memorandum, if any, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of (i) all significant deficiencies and material weaknesses, if any, in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting. All material weaknesses and unremediated significant deficiencies, if any, in the Company’s internal control over financial reporting are disclosed in the Disclosure Package and the Offering Memorandum. Since the end of the Company’s most recent audited fiscal year, except as disclosed in the Disclosure Package and the Offering Memorandum, there have not been any changes in the Company’s internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting

(xliv)      The Company and each of the Subsidiaries maintain effective disclosure controls and procedures (as defined in Rules 13a 15 and 15d 15 under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time period specified in the Commission’s rules and forms, and is accumulated and communicated to management of the Company, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

(xlv)        Except as disclosed in the Disclosure Package and the Offering Memorandum, neither the Company nor any of the Subsidiaries has any loans or other indebtedness outstanding which have been made to or from any of its shareholders, officers, directors or employees or any other person not dealing at arm’s length with the Company or any of the Subsidiaries that are currently outstanding in amounts exceeding $500,000, other than any loans of other indebtedness between the Company and any of its Subsidiaries or between any such Subsidiaries.

(xlvi)      No officer, director, employee or any other individual (other than the Company or any of its Subsidiaries or as disclosed in the Disclosure Package and the Offering Memorandum) not dealing at arm’s length with the Company or any of the Subsidiaries or, to the knowledge of the Company, any “associate” or “affiliate” (as such terms are defined in the Securities Act (Alberta)) of any such individual, owns, has or is entitled to any royalty, net profits interest, carried interest or any other encumbrances or claims of any nature whatsoever which are based on production from the properties or assets of the Company and the Subsidiaries (taken as a whole) or any revenue or rights attributed thereto.

(xlvii)     The Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and NYSE MKT promulgated thereunder and with all applicable Canadian Securities Laws and the rules and regulations of the TSX.

(xlviii)    The Company is a “reporting issuer” in each of the provinces of Canada, other than Québec, within the meaning of applicable Canadian Securities Laws, and is not in material default of any requirement in relation thereto.

(xlix)      Neither the Company nor, to its knowledge, having conducted no inquiry, any of its shareholders is a party to any unanimous shareholders agreement, pooling agreement, and, voting trust (with respect to any voting trust, other than as disclosed in the Disclosure Package and the Offering Memorandum) or other similar type of arrangements in respect of outstanding securities of the Company.

(l)          None of the Canadian Securities Commissions has issued any order: (A) requiring trading in any of the Company’s securities to cease, (B) preventing or suspending the use of the Disclosure Package or the Offering Memorandum, or (C) preventing the distribution of the Securities or shares of Common Stock underlying the Securities in any province or territory of Canada. The Company has not been informed that any such proceedings have been instituted for that purpose and, to the knowledge of the Company, no such proceedings are pending or contemplated.

(li)         Each forward-looking statement contained in the Disclosure Package and the Offering Memorandum has been made or reaffirmed by the Company with a reasonable basis and in good faith.

(lii)        All statistical or market-related data included in the Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(liii)      None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or the Corruption of Foreign Public Officials Act (Canada), as amended (the “CFPOA”). The Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and the CFPOA and have instituted and maintain policies and procedures designed to ensure, and reasonably expected to ensure, continued compliance therewith.

(liv)        The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Regulatory Authority (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any court or Regulatory Authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened or contemplated.

(lv)         None of the Company, any of the Subsidiaries, or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries is currently subject to or the target of any sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not directly or indirectly use the proceeds from its sale of Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, to fund any activities of or business with any person or entity, or in any country or territory, that is then the subject of Sanctions or in any other manner that will result in a violation of Sanctions by any person or entity.

(lvi)        No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or making other distributions to the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except, in each case, as described in the Disclosure Package and the Offering Memorandum.

(lvii)      The issuance and sale of the Securities will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of capital stock of the Company.

(lviii)     Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Offering Memorandum.

(lix)        Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(lx)         The Securities, and when converted, the Underlying Securities, will be eligible for sale under Rule 144(b)(1) under the Securities Act by any non-affiliate (within the meaning of Rule 144) of the Company six months after the later of the closing of the purchase of the Firm Securities and the closing of the purchase of the Additional Securities under this Agreement, unless the conditions of Rule 144(c)(1) shall not then be met, in which case the Securities, and when converted, the Underlying Securities, will be eligible for sale under Rule 144(b)(1) under the Securities Act by any non-affiliate of the Company no later than one year after the later of the closing of the purchase of the Firm Securities and the closing of the purchase of the Additional Securities under the Purchase Agreement so long as the Company has filed all required reports under Section 13 and 15(d) of the Exchange Act.

In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to any Initial Purchaser or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Initial Purchaser.

5.            Certain Covenants of the Company. The Company hereby agrees:

(a)          To advise the Initial Purchasers promptly of the happening of any event (i) at any time prior to the completion of the initial offering of the Securities, which event would reasonably be likely to require the making of any change in the Offering Memorandum then being used so that the Offering Memorandum would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and to advise the Initial Purchasers promptly if, during such period, it shall become necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and, subject to Section 5(c) hereof, to prepare and furnish, at the Company’s expense, to the Initial Purchasers promptly such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary to reflect any such change or to effect such compliance, and (ii) at any time prior to the Time of Purchase or any Additional Time of Purchase, which event would reasonably be likely to require the making of any change in the Disclosure Package then being used so that the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and to advise the Initial Purchasers promptly if, during such period, it shall become necessary to amend or supplement the Disclosure Package to comply with law, the Company will immediately notify the Initial Purchasers thereof and, subject to Section 5(c) hereof, to prepare and furnish, at the Company’s expense, to the Initial Purchasers promptly such amendments or supplements to the Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary to reflect any such change or to effect such compliance;

(b)          To furnish such information as may be reasonably required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as the Representatives may reasonably request for the offering and resale of the Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(c)          To make available to the Initial Purchasers, as soon as practicable after this Agreement becomes effective, as many copies of the Preliminary Offering Memorandum, any other Disclosure Package, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may reasonably request;

(d)          Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Disclosure Package or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representatives reasonably object;

(e)          Before making, using, authorizing use of, or referring to any Issuer Written Communication, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize use of, or refer to any such written communication to which the Representatives reasonably object;

(f)          Until the completion of the initial resale of the Securities by the Initial Purchasers as contemplated herein, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act and applicable Canadian Securities Laws and applicable Canadian Securities Laws;

(g)          To apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Disclosure Package and the Offering Memorandum;

(h)          Beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Offering Memorandum (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, ((ii) file or cause to become effective a registration statement under the Securities Act (other than on Form S-8 with respect to the issuance of employee stock options or other equity awards not exercisable or vesting during the Lock-Up Period pursuant to stock option plans described in the Preliminary Offering Memorandum, the Disclosure Package and the Offering Memorandum) or a prospectus under applicable Canadian Securities Laws relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the offer and resale of the Securities as contemplated by this Agreement and any issuance of Underlying Securities upon conversion thereof, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Preliminary Offering Memorandum, the Disclosure Package and the Offering Memorandum, or (C) the issuance of employee stock options or other equity awards not exercisable or vesting during the Lock-Up Period pursuant to stock option plans described in the Preliminary Offering Memorandum, the Disclosure Package and the Offering Memorandum, or (D) the issuance, or the entry into an agreement to issue, shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as consideration for any merger or acquisition made by the Company or any of its subsidiaries;

(i)          Not to, and to cause its affiliates not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(j)          While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, in each case upon request, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act;

(k)          To assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC;

(l)          Not to, to cause its subsidiaries not to, and to use its commercially reasonable efforts to cause any of its “affiliates” (as defined in Rule 144) that are not its subsidiaries not to, (i) prior to the first anniversary of the last date of original issuance of the Securities, acquire any beneficial interest in any Securities that are in global form or (ii) at any time, resell any Securities that (x) are in global form, (y) upon such resale would constitute “restricted securities” under Rule 144 and (z) have been acquired by any of them;

(m)          Not to, and to cause its affiliates (as defined in Rule 501(b) of Regulation D) not to, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;

(n)          Without the Representatives’ prior consent, not to, and to cause its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) not to, solicit offers for, or offer or sell, the Securities or the Underlying Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(o)          To reserve and keep available at all times, free of pre-emptive rights, a number of shares of Underlying Securities equal to the aggregate Maximum Number of Underlying Securities. The Company will use its commercially reasonable efforts to cause and maintain the listing of such Shares of Common Stock on NYSE MKT and the TSX.

6.          Covenant to Pay Costs. The Company agrees to pay or cause to be paid all costs, expenses, fees and taxes in connection with (a) the preparation of the Preliminary Offering Memorandum, any other Disclosure Package, any Issuer Written Communication and the Offering Memorandum and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Initial Purchasers and to dealers (including costs of mailing and shipment), (b) the issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Initial Purchasers, (c) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Initial Purchasers (not to exceed $10,000), the furnishing of copies of any blue sky surveys or legal investment surveys to the Initial Purchasers, and any reports of exempt distributions or in Canada under applicable Canadian Securities Laws and any applicable fee in connection therewith), (d) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC, (e) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Initial Purchasers’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, and travel, lodging and other expenses incurred by the officers of the Company and any such consultants, (f) the fees and expenses of any paying agent (including related fees and expenses of any counsel to such parties), (g) the fees and expenses of the Company’s counsel and independent accountants, (h) the performance of the Company’s other obligations hereunder, and (i) all expenses and fees related to the listing of a number of shares of Underlying Securities equal to the Maximum Number of Underlying Securities.

If this Agreement is terminated by the Representatives in accordance with the provisions of Sections 7, 8(b)(1) or 8(b)(2)(B), 8(b)(3) or 9 hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the fees and disbursements of counsel to the Initial Purchasers.

7.          Conditions of the Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties on the part of the Company contained herein or in certificates of any officer or other representative of the Company or any of the Subsidiaries and delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)          No event or condition of a type described in Section 4(a)(xxxi) hereof shall have occurred or shall exist, which event or condition is not described in the Disclosure Package (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities at the Time of Purchase or, if applicable, at the Additional Time of Purchase, on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Offering Memorandum.

(b)          At the Time of Purchase, the Initial Purchasers shall have received the favorable written opinion or opinions of Vinson & Elkins LLP, counsel to the Company, dated such date, to the effect set forth in Exhibit B hereto and to such further effect as the Initial Purchasers may reasonably request.

(c)          At the Time of Purchase, the Initial Purchasers shall have received the favorable written opinion or opinions of Greenberg Traurig LLP, Nevada counsel to the Company, dated such date, to the effect set forth in Exhibit C hereto and to such further effect as the Initial Purchasers may reasonably request.

(d)          At the Time of Purchase, the Initial Purchasers shall have received the favorable written opinion or opinions of Blake, Cassels & Graydon LLP, Canadian counsel to the Company, dated such date, to the effect set forth in Exhibit D hereto and to such further effect as the Initial Purchasers may reasonably request.

(e)          At the Time of Purchase, the Initial Purchasers shall have received the favorable written opinion or opinions of David Hardy, general counsel to the Company, dated such date, to the effect set forth in Exhibit E hereto and to such further effect as the Initial Purchasers may reasonably request.

(f)          At the Time of Purchase, the Initial Purchasers shall have received the favorable written opinion and negative assurances letter of Davis Polk & Wardwell LLP, counsel to the Initial Purchasers, dated such date, with respect to such matters as the Initial Purchasers may reasonably request. In giving such opinion or opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York, the Delaware General Corporation Law and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and the Subsidiaries and certificates of public officials.

(g)          On the date of this Agreement, the Initial Purchasers shall have received a letter from Deloitte LLP, independent registered public accountants for the Company, dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information included or incorporated by reference in the Disclosure Package and the Offering Memorandum or any amendment or supplement thereto.

(h)          At the Time of Purchase, the Initial Purchasers shall have received from Deloitte LLP a letter, dated such date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(g) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Time of Purchase.

(i)          On the date of this Agreement, the Initial Purchasers shall have received a letter from McDaniel, dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in reserve engineers “comfort letters” to underwriters with respect to reserve information included or incorporated by reference in the Disclosure Package and the Offering Memorandum or any amendment or supplement thereto.

(j)          At the Time of Purchase, the Initial Purchasers shall have received from McDaniel a letter, dated such date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(i) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Time of Purchase.

(k)          At the Time of Purchase, there shall not have been, since the date of the latest audited financial statements included in the Disclosure Package and the Offering Memorandum or since the respective dates as of which information is given in the Disclosure Package and the Offering Memorandum, any Material Adverse Change, and the Initial Purchasers shall have received a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated such date, to the effect set forth in Exhibit F hereto.

(l)           The Company will deliver to the Initial Purchasers a certificate of its Chief Financial Officer dated, respectively, the date of this Agreement and the Time of Purchase, as the case may be, in the form attached as Exhibit G hereto.

(m)          On the date of this Agreement, the Initial Purchasers shall have received a lock-up agreement substantially in the form of Exhibit A hereto signed by the persons listed on Exhibit A-1 hereto, with the exception of the two individuals whose names are marked with an asterisk in Exhibit A-1, and each such agreement shall be in full force and effect at the Time of Purchase. Prior to the Time of Purchase the Initial Purchasers shall have received a lock-up agreement substantially in the form of Exhibit A hereto signed by the two individuals whose names are marked with an asterisk in Exhibit A-1, and each such agreement shall be in full force and effect at the Time of Purchase.

(n)          The Initial Purchasers shall have received on and as of the Time of Purchase or, upon the Representatives’ request, the Additional Time of Purchase, as the case may be, satisfactory evidence of the good standing of the Company and those Subsidiaries designated with an asterisk (*) on Schedule D in their respective jurisdictions of organization in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(o)          No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, prevent the issuance or sale of the Securities.

(p)          The Securities shall have been made eligible for clearance and settlement through DTC.

(q)          At the Time of Purchase, the Maximum Number of Underlying Securities shall have been duly listed, and admitted and authorized for trading, on NYSE MKT, subject only to official notice of issuance, and the Company shall have applied for conditional approval for listing and trading of the Underlying Securities on the TSX, subject to satisfaction by the Company of the conditions imposed by the TSX.

(r)          In the event that the Initial Purchasers exercise their option provided in Section 1(b) hereof to purchase all or any portion of the Additional Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its Subsidiaries pursuant to the provisions hereof shall be true and correct as of each Additional Time of Purchase and, at the relevant Additional Time of Purchase, the Representatives shall have received:

(i)          The favorable written opinion or opinions of Vinson & Elkins LLP, counsel to the Company, dated such Additional Time of Purchase, relating to the Additional Securities to be purchased on such Additional Time of Purchase and otherwise to the same effect as the opinion required by Section 7(b) hereof.

(ii)         The favorable written opinion or opinions of Greenberg Traurig LLP, Nevada counsel to the Company, dated such Additional Time of Purchase, relating to the Additional Securities to be purchased on such Additional Time of Purchase and otherwise to the same effect as the opinion required by Section 7(c) hereof.

(iii)        The favorable written opinion or opinions of Blake, Cassels & Graydon LLP, Canadian counsel to the Company, dated such Additional Time of Purchase, relating to the Additional Securities to be purchased on such Additional Time of Purchase and otherwise to the same effect as the opinion required by Section 7(d) hereof.

(iv)        The favorable written opinion or opinions of David Hardy, general counsel to the Company, dated such Additional Time of Purchase, relating to the Additional Securities to be purchased on such Additional Time of Purchase and otherwise to the same effect as the opinion required by Section 7(e) hereof.

(v)         The favorable written opinion and negative assurances letter of Davis Polk & Wardwell LLP, counsel to the Initial Purchasers, dated such Additional Time of Purchase, relating to the Additional Securities to be purchased on such Additional Time of Purchase and otherwise to the same effect as the opinion required by Section 7(f) hereof.

(vi)        A letter from Deloitte LLP, in form and substance satisfactory to the Initial Purchasers and dated such Additional Time of Purchase, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 7(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Additional Time of Purchase.

(vii)       A letter from McDaniel, in form and substance satisfactory to the Initial Purchasers and dated such Additional Time of Purchase, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 7(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Additional Time of Purchase.

(viii)      A certificate, dated such Additional Time of Purchase, of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company confirming that the certificate delivered at the Time of Purchase pursuant to Section 7(k) hereof remains true and correct as of such Additional Time of Purchase.

(ix)         A certificate, dated such Additional Time of Purchase, of the Chief Financial Officer of the Company confirming that the certificate delivered at the Time of Purchase pursuant to Section 7(l) hereof remains true and correct as of such Additional Time of Purchase.

(s)          At the Time of Purchase and each Additional Time of Purchase, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to render the opinions or make the statements requested by the Initial Purchasers, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein.

(t)          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement or, in the case of any condition to the purchase of Additional Securities on an Additional Time of Purchase subsequent to the Time of Purchase, the obligations of the several Initial Purchasers to purchase such Additional Securities may be terminated by the Representatives by notice to the Company at any time at or prior to the Time of Purchase or such Additional Time of Purchase, as the case may be, and any such termination shall be without liability of any party to any other party except the provisions of Sections 4, 6, 10, 13, 14 and 15 hereof shall remain in full force and effect notwithstanding such termination.

8.            Effective Date of Agreement; Termination. (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b)          The Representatives, on behalf of the Initial Purchasers, may terminate this Agreement at any time at or prior to the Time of Purchase, by notice to the Company, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Preliminary Offering Memorandum, there shall have been any material adverse change in the business, properties, condition (financial or otherwise), liquidity, results of operations or prospects of the Company and the Subsidiaries taken as a whole the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the completion of the offering of Securities contemplated by this Agreement or to enforce contracts for the sale of such Securities, (2) the Company shall be in breach of, default under or non-compliance with any covenant, term or condition of this Agreement, in any material respect, or any representation or warranty given by the Company in this Agreement becomes or are false in any material respect, or (3) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE MKT, NASDAQ or the TSX, (B) a suspension or material limitation in trading in the Company’s securities on NYSE MKT or the TSX, (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada, or (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war or any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere if the effect of any such event specified in this clause (D), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the completion of the offering of Securities contemplated by this Agreement or to enforce contracts for the sale of such Securities or (4) since the time of execution of this Agreement, there shall have occurred any downgrading in or withdrawal of, or any notice or announcement shall have been given or made of any intended or potential downgrading in or withdrawal of, or any watch, review or possible change that does not indicate an affirmation of, or improvement in, any rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act.

(c)          In the event of any termination under Section 8(b) hereof, neither party will have any liability to the other party hereto, except as set forth in Section 6 hereof, and provided further that the provisions of Sections 4, 6, 10, 13, 14 and 15 hereof shall remain in effect.

9.           Default. If one or more Initial Purchasers shall fail at the Time of Purchase or any Additional Time of Purchase to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one of or more of the Initial Purchasers or any other initial purchasers to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

(a)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be so purchased by all of the Initial Purchasers on such date, the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial purchase obligation bears to the purchase obligations of all non-defaulting Initial Purchasers; or

(b)          if the number of Defaulted Securities exceeds 10% of the number of Securities to be so purchased by all of the Initial Purchasers on such date, this Agreement or, with respect to any Additional Time of Purchase subsequent to the Time of Purchase, the obligation of the several Initial Purchasers to purchase, and the Company to sell, such Additional Securities shall terminate without liability on the part of any non-defaulting Initial Purchasers.

No action taken pursuant to this Section 9 shall relieve any defaulting Initial Purchaser from liability in respect of its default. In the event of any such default which does not result in a termination of this Agreement or, with respect to Additional Securities, the obligation of the several Initial Purchasers to purchase, and the Company to sell, such Additional Securities, either the Representatives or the Company shall have the right to postpone the Time of Purchase or applicable Additional Time of Purchase, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Disclosure Package or the Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 9.

10.          Indemnity and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless each Initial Purchaser, its partners, directors, officers and members, any person who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Initial Purchaser, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) whatsoever, as incurred, which, jointly or severally, any Initial Purchaser or any such person may incur insofar as such loss, damage, expense, liability or claim arises out of, relates to or is based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the Disclosure Package, any Issuer Written Communication or the Offering Memorandum, or arises out of, relates to or is based on any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim primarily and directly arises out of, relates to or is based on any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Initial Purchasers furnished in writing by the Representatives to the Company expressly for use in, the Disclosure Package or the Offering Memorandum or primarily and directly arises out of, relates to or is based on any omission or alleged omission to state a material fact in the Disclosure Package or the Offering Memorandum in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in the Disclosure Package or the Offering Memorandum or was necessary to make such information not misleading; (ii) any untrue statement or alleged untrue statement of a material fact included in or in any information provided to investors by, or with the approval of, the Company (the “Marketing Information”), including, without limitation, any investor presentations, or arises out of, relates to or is based on any omission or alleged omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          Each Initial Purchaser, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) whatsoever, as incurred, which, jointly or severally, the Company or any such person may incur insofar as such loss, damage, expense, liability or claim primarily and directly arises out of, relates to or is based on (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Initial Purchaser furnished in writing by such Initial Purchaser to the Representatives for delivery to the Company expressly for use in, the Preliminary Offering Memorandum, any of the Disclosure Package, any Issuer Written Communication or the Offering Memorandum or primarily and directly arises out of, relates to or is based on any omission or alleged omission to state a material fact in the Preliminary Offering Memorandum, the Disclosure Package, any Issuer Written Communication or the Offering Memorandum in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in the Preliminary Offering Memorandum, the Disclosure Package, any Issuer Written Communication or the Offering Memorandum or was necessary to make such information not misleading.

(c)          If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against any party required to provide indemnification under this Agreement (as applicable, the “indemnifying party”), such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall be permitted to assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission or failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party otherwise than under this Section 10. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to assume the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred. In no event shall any indemnifying party shall be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding or Proceedings. The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any and all loss, damage, expense, liability or claim by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)          If the indemnification provided for in this Section 10 is unavailable to an indemnified party under the applicable subsections above or insufficient to hold an indemnified party harmless in respect of any and all losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Securities (net of related total Initial Purchaser’s discounts but before deducting expenses) received by the Company and the Initial Purchaser’s discounts received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission hereof. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)          Each of the Company and the Initial Purchasers agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(d) hereof. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities initially purchased by such Initial Purchaser for resale exceeds the amount of any damage which such Initial Purchaser has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective number of Securities they have agreed to purchaser hereunder and not joint.

(f)          The provisions contained in this Section 10, as well as the representations, warranties and covenants of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Initial Purchaser, its partners, directors, officers members or affiliates or any person (including each partner, officer, director or member of such person) who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Company’s directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the offer and resale of the Securities. The Company agrees promptly to notify the Initial Purchasers of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s directors or officers, in connection with the transactions contemplated in this Agreement or in connection with the Preliminary Offering Memorandum, any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto).

11.          Information Furnished by the Initial Purchasers. The statements set forth in the Plan of Distribution under the caption “Stabilization” in the Offering Memorandum, only insofar as such statements relate to stabilization activities that may be undertaken by the Initial Purchasers, constitute the only information furnished by or on behalf of the Initial Purchasers, as such information is referred to in Sections 4 and 10 hereof.

12.          Relationship with TMX Group Limited. Each of Scotia Capital Inc., TD Securities Inc. and CIBC World Markets Inc., or an affiliate thereof, owns or control an equity interest in TMX Group Limited (the “TMX Group”) and has a nominee director serving on the TMX Group’s board of directors. As such, each such investment dealer may be considered to have an economic interest in the listing of securities on any exchange owned or operated by the TMX Group, including the TSX, the TSX Venture Exchange and the Alpha Exchange. No person or company is required to obtain products or services from the TMX Group or its affiliates as a condition of any such dealer supplying or continuing to supply a product or service.

13.          Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Initial Purchasers, shall be sufficient in all respects if delivered or sent to Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, NY 10019, (facsimile: 646-587-9334), Attention: Head of Equity Capital Markets, with copies to General Counsel (facsimile: 646-587-1897); if to Dundee Securities Inc., 350 -7th Avenue S.W., Suite 3600, Calgary, AB T2P 3N9, (facsimile: 403-264-6331), Attention: Tony P. Loria; if to RBC Dominion Securities Inc., 888 3rd Street S.W., Suite 3900, Calgary, Alberta, T2P 5C5, (facsimile: 403-299-6900), Attention: Darrell Law, with copies to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attention: Joseph A. Hall and McCarthy Tetrault, LLP, 421 -7th Avenue #4000, Calgary, Alberta T2P 4K9, Attention: Sony Gill; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 200, 150 13 Avenue S.W. Calgary, Alberta (facsimile: 403-265-3242), Attention: General Counsel.

14.         Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15.         Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Initial Purchaser or any indemnified party. Each Initial Purchaser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

16.         Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchasers and the Company and, to the extent provided in Section 10 hereof, the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Initial Purchasers) shall acquire or have any right under or by virtue of this Agreement.

17.         No Fiduciary Relationship. The Company hereby acknowledges that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Initial Purchasers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company and the Initial Purchasers agree that the Initial Purchasers are acting as principal and not the agent or fiduciary of the Company and no Initial Purchaser has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Initial Purchaser has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

18.         Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

19.         Successors and Assigns. This Agreement shall be binding upon the Initial Purchasers and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Initial Purchasers’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the several Initial Purchasers, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Initial Purchasers, severally.

Very truly yours,

GRAN TIERRA ENERGY INC.

By:	/s/ Ryan Ellson
	Name:	Ryan Ellson
	Title:	Chief Financial Officer

[Signature Page to Purchase Agreement]

Accepted and agreed to as of the date first above written

Nomura Securities International, Inc.

By:	/s/ Michael Hill
	Name:	Michael Hill
	Title:	Managing Director

Dundee Securities Inc.

By:	/s/ Tony P. Loria
	Name:	Tony P. Loria
	Title:	Managing Director

RBC Dominion Securities Inc.

By:	/s/ Darrell Law
	Name:	Darrell Law
	Title:	Managing Director

On behalf of themselves and
as representatives of the
several Initial Purchasers

[Signature Page to Purchase Agreement]

SCHEDULE A

Initial Purchaser	Principal Aggregate Amount of Firm Securities to be Purchased
NOMURA SECURITIES INTERNATIONAL, INC.	$19,000,000
DUNDEE SECURITIES INC.	$19,000,000
RBC DOMINION SECURITIES INC.	$19,000,000
SCOTIA CAPITAL (USA) INC.	$11,000,000
FIRSTENERGY CAPITAL CORP.	$6,000,000
PETERS & CO. LIMITED	$6,000,000
TD SECURITIES (USA) LLC	$6,000,000
CANACCORD GENUITY INC.	$3,000,000
CIBC WORLD MARKETS INC.	$3,000,000
HSBC SECURITIES (USA) INC.	$3,000,000
SG AMERICAS SECURITIES, LLC	$3,000,000
PARADIGM CAPITAL INC.	$2,000,000
Total	$100,000,000

A-1

SCHEDULE B

a. Disclosure Package

Term sheet containing the terms of the Securities, substantially in the form of Schedule C.

B-1

SCHEDULE C

PRICING TERM SHEET

C-1

SCHEDULE D

ENTITY NAME	Jurisdiction of Organization

*Gran Tierra Energy Inc.	Nevada

*Gran Tierra Callco ULC	Alberta

*1203647 Alberta Inc.	Alberta

*Gran Tierra Exchangeco Inc.	Alberta

*Gran Tierra Goldstrike Inc.	Alberta

*Solana Resources Limited	Alberta

*Gran Tierra Energy International Holdings Ltd.	Cayman

Gran Tierra (PUT-7) Limited	Guernsey

*†Petrolifera Petroleum (Colombia) Limited	Cayman

PCESA	Ecuador

*Gran Tierra Energy Cayman Islands Inc.	Cayman

*Argosy Energy LLC	Delaware

*†Gran Tierra Energy Colombia, Ltd.	Utah

*Gran Tierra Energy Canada ULC	Alberta

Gran Tierra Energy International (Peru) Holdings B.V.	Curaçao

Gran Tierra Energy Peru B.V.	Curaçao

Petrolífera Petroleum Del Perú S.R.L.	Peru

Gran Tierra Energy Peru S.R.L.	Peru

Gran Tierra Luxembourg Holdings Sárl	Luxembourg

Gran Tierra Finance (Luxembourg) Sárl	Luxembourg

Gran Tierra Energy Brasil Ltda.	Brazil

Gran Tierra Brazco (Luxembourg) Sárl	Luxembourg

*†PETROAMERICA OIL CORP.	Alberta

† Significant Subsidiary.

D-1

ENTITY NAME	Jurisdiction of Organization

Petroamerica (Barbados) Oil Corp.	Barbados

Petroamerica (Colombia) Oil Corp.	Barbados

*Gran Tierra International Inc.	Cayman

*Gran Tierra Colombia Inc.	Cayman

Petroamerica International (Colombia) Corp.	Barbados

Petroamerica Energy Corp.	Barbados

Suroco Energy Venezuela	Venezuela

Petroamerica P&G Corp.	Barbados

Vetra Petroamerica P&G Corp.[1]	Barbados

Southeast Investment Corporation[2]	Panama

Free Traders Group Inc.	Panama

1 72.5% ownership by Petroamerica P&G Corp. The remaining 27.5% is owned by Vetra Southeast S.L. (not a member of the Gran Tierra group).

2 Direct Ownership: Vetra Petroamerica P&G Corp. 67.67%; Vetra Southeast S.L. (not a member of the Gran Tierra group) 32.33%

Indirect Ownership: Gran Tierra 49.06% through interest in Vetra Petroamerica P&G Corp.; Vetra Southeast S.L. (not a member of the Gran Tierra Group) 50.94% through a 32.33% direct ownership and an 18.61% indirect interest through Vetra Petroamerica P&G Corp.

D-2

EXHIBIT A

Lock-Up Agreement

March 31, 2016

Nomura Securities International, Inc.
Dundee Securities Inc.
RBC Dominion Securities Inc.,
together with the other Initial Purchasers
named in Schedule A to the Purchase Agreement
referred to herein

c/o Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

c/o Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

c/o RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Purchase Agreement (the “Purchase Agreement”) to be entered into by Gran Tierra Energy Inc., a Nevada corporation (the “Company”), and you and the other initial purchasers to be named in Schedule A to the Purchase Agreement, with respect to the purchase and resale (the “Offering”) of the Company’s convertible senior notes (the “Securities”). The Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Purchase Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final offering memorandum relating to the Offering, the undersigned will not, without the prior written consent of Nomura Securities International, Inc., Dundee Securities Inc. and RBC Dominion Securities Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to:

Ex. A-1

(a) bona fide gifts, provided the recipient thereof agrees in writing with the Initial Purchasers to be bound by the terms of this Lock-Up Agreement and the restrictions in place for the undersigned pursuant hereto;

(b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Initial Purchasers to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned;

(c) transfers of shares of Common Stock or any security, directly or indirectly, convertible into Common Stock in connection with estate planning or by intestacy or distributions of shares of Common Stock or any security, directly or indirectly, convertible into Common Stock to limited partners, members, stockholders or affiliates of the undersigned; provided that (i) each donee or distributee shall sign and deliver a lock up letter substantially in the form of this Lock-Up Agreement and (ii) no public announcement and no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period.

The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of Nomura Securities International, Inc., Dundee Securities Inc. and RBC Dominion Securities Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

Ex. A-2

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, or (ii) for any reason the Purchase Agreement shall be terminated prior to the Time of Purchase (as defined in the Purchase Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

By:
Name:
Title:

Ex. A-3

EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name	Position(s)

Gary S. Guidry	President, Chief Executive Officer, Director

Robert Hodgins	Chairman of the Board

Peter Dey	Director

Evan Hazell	Director

J. Scott Price	Director

Ronald Royal	Director

David Smith	Director

Brooke Wade*	Director

Ryan Ellson	Chief Financial Officer

Adrian Coral	President—Gran Tierra Energy Colombia

Jim Evans	Vice President—Corporate Services

David Hardy	Vice President—Legal and General Counsel

Alan Johnson	Vice President—Asset Management

Lawrence West*	Vice President—Exploration

Ex. A-1-1

EXHIBIT B

OPINION OF COUNSEL TO THE COMPANY

[date]

Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

as Representatives of the several Initial Purchasers

Ladies and Gentlemen:

1.	Assuming the Indenture has been duly authorized, executed and delivered by each of the parties thereto, the Indenture will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

2.	Assuming the Securities have been duly authorized, executed and delivered by the Company, the Securities will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of the Indenture.

3.	The terms of the Securities conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Offering Memorandum.

4.	No approval, authorization, license, registration, qualification, decree, consent or order under any federal law, the laws of the State of New York or approval, authorization, license, registration, qualification, decree, consent or order of or filing with any U.S. Federal or New York governmental or regulatory commission, board, body, authority or agency, or approval of the stockholders of the Company, is necessary or required in connection with the issuance and sale of the Securities or with the consummation by the Company of the transactions contemplated by the Offering Memorandum, the Purchase Agreement, the Indenture and the Securities except, for the registration under the Securities Act and the Exchange Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers (as to which we express no opinion).

Ex. B-1

5.	The execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities by the Company, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Purchase Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) any agreement or instrument filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 incorporated by reference in the Disclosure Package and the Offering Memorandum (collectively, “Agreements and Instruments”), or (ii) the federal laws, the laws of the State of New York, in each case, of a kind typically applicable to such transactions, or (iii) any decree, judgment or order applicable to the Company or any of its respective properties, which decree, judgment or order is known by us. With respect to clause (ii) above, counsel need not state any opinion as to any federal or state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations.

6.	Assuming that the representations and warranties of the Company and the Initial Purchasers contained in the Purchase Agreement are true, correct and complete and that the Initial Purchasers comply with their covenants in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the Securities Act of 1933, as amended, it being understood that no opinion is expressed as to any subsequent offer or resale of any Security.

7.	The statements in the Preliminary Offering Memorandum and Offering Memorandum under the captions “Description of Notes” and “Certain U.S. Federal Income Tax Consequences”, insofar as such statements constitute legal conclusions or summaries of the laws, regulations, legal matters, agreements or other legal documents (including the Indenture and Securities) referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein.

8.	The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Preliminary Offering Memorandum and the Offering Memorandum, will not be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

Ex. B-2

9.	In the course of our acting as counsel to the Company in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum and the Offering Memorandum (except as and to the extent stated in subparagraph [7] above), on the basis of the foregoing (relying upon the statements of officers and other representatives of the Company in the determination of factual matters), nothing has come to our attention that causes us to believe that (i) the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, or (ii) the Offering Memorandum, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules, and other financial data derived therefrom or the oil and natural gas reserve and production information, included in the Preliminary Offering Memorandum or the Offering Memorandum). As used herein, “Applicable Time” means [ ] [A.M.][P.M.], New York City time, on March 31, 2016.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

Ex. B-3

EXHIBIT C

OPINION OF NEVADA COUNSEL TO THE COMPANY

[date]

Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

as Representatives of the several Initial Purchasers

Ladies and Gentlemen:

1.	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Offering Memorandum, to execute and deliver the Purchase Agreement, the Indenture, the Securities and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Securities as contemplated by the Purchase Agreement.

2.	The Purchase Agreement has been duly authorized, executed and delivered by the Company.

3.	The Indenture has been duly authorized, executed and delivered by the Company.

4.	The Securities have been have been duly authorized, executed and delivered by the Company and, when issued and authenticated in accordance with the Indenture against payment therefore as provided in the Purchase Agreement, will be duly and validly issued.

5.	The Company has an issued and outstanding capitalization as of December 31, 2015 as set forth in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Capitalization” and the Underlying Securities and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained under the heading “Description of Capital Stock” in the Preliminary Offering Memorandum and the Offering Memorandum.

Ex. C-1

6.	The Securities are free of statutory pre-emptive rights.

7.	The Company has duly authorized and reserved for issuance a number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), equal to or in excess of the maximum number of shares of Common Stock initially deliverable upon conversion of the Securities (including the maximum number of shares of Common Stock initially deliverable upon conversion of the Securities in connection with a “make-whole fundamental change” (as defined in the Indenture) and assuming for such purposes that (x) the Initial Purchasers exercise in full their option to purchase additional Securities and (y) the Company delivers solely shares of Common Stock upon conversion of all Securities) (the “Conversion Shares”). Upon issuance, sale and delivery of any Conversion Shares in accordance with the terms of the Indenture and Securities and receipt by the Company of the consideration specified therein, such Conversion Shares will be validly issued, fully paid and non-assessable

8.	The execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities by the Company, the issuance and sale of the Securities, the consummation of the transactions contemplated by the Purchase Agreement, and compliance by the Company with the terms and provisions of the Purchase Agreement, the Indenture and the Securities do not and will not result in any breach or violation of (i) the charter or bylaws of the Company, or (ii) any law or regulation of the State of Nevada known to us to be generally applicable to transactions of this type (other than federal and state securities or “Blue Sky” laws or federal and state antifraud laws, rules or regulations, as to which, we express no opinion in this paragraph), or any order or decree of any court, arbitrator or governmental agency of the State of Nevada that is binding upon the Company or its properties and is known to such counsel.

9.	Other than federal and state securities or “Blue Sky” laws and federal and state antifraud laws, rules and regulations, as to which, we express no opinion, no approval, authorization, license, registration, qualification, decree, consent or order under the laws of the State of Nevada or approval, authorization, license, registration, qualification, decree, consent or order of or filing with any Nevada state governmental or regulatory commission, board, body, authority or agency, or approval of the stockholders of the Company, is necessary or required in connection with the issuance and sale of the Securities or with the consummation by the Company of the transactions contemplated by the Offering Memorandum, the Purchase Agreement, the Indenture and the Securities.

10.	The statements under the heading “Description of Capital Stock” in the Preliminary Offering Memorandum and Offering Memorandum, insofar as such statements constitute summaries of provisions of the Articles of Incorporation and by-laws, or summaries of the laws or regulations of Nevada, conform in all material respects and present fairly the information purported to be shown.

Ex. C-2

EXHIBIT D

OPINION OF CANADIAN COUNSEL TO THE COMPANY

[date]

Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

as Representatives of the several Initial Purchasers

Ladies and Gentlemen:

1.	Each of the Canadian Subsidiaries has been duly incorporated and is validly existing as a corporation and has the corporate power and authority to carry on its business and to own, lease and operate its properties, as such business and properties are described in the Disclosure Package and the Offering Memorandum, and all of the outstanding shares of capital stock of each of the Canadian Subsidiaries have been duly authorized, are validly issued, fully paid and non-assessable and are owned of record by Gran Tierra Energy Inc. (the “Company”), directly.

2.	The Company is a reporting issuer in each of the provinces of Canada, except Quebec, (the “Reporting Jurisdictions”) and is not included in a list of defaulting reporting issuers maintained in any of the Reporting Jurisdictions.

3.	The offering, sale, issuance and delivery of the Securities by the Company to purchasers resident in the Reporting Jurisdictions in accordance with the Offering Memorandum and the Purchase Agreement are exempt from the prospectus requirements of the applicable Canadian Securities Laws and no prospectus or filings, proceedings, approvals, consents or authorizations are required to be made, taken or obtained by the Company with or from the Canadian Securities Commissions to permit the offering, sale, issuance and delivery of the Securities by the Company to purchasers resident in the Reporting Jurisdictions through any person or company that is duly registered in a category of registration that permits the trade under such laws and that has complied with the relevant provisions of such laws and the terms and conditions of its registration.

Ex. D-1

4.	The statements under the heading “[____________]” in the Disclosure Package and Offering Memorandum, insofar as they purport to describe provisions of Canadian income tax laws or legal conclusions with respect thereto, in our opinion fairly and accurately summarize the matters referred to therein in all material respects.

5.	The first trade by a purchaser of the Securities or shares of common stock of the Company issuable upon conversion of the Securities (“Conversion Shares”), as applicable, will not be subject to the prospectus requirements under applicable Canadian Securities Laws provided the required pre-conditions set out in National Instrument 45-102 – Resale of Securities (“NI 45-102”) are satisfied.

Ex. D-2

EXHIBIT E

OPINION OF GENERAL COUNSEL TO THE COMPANY

[date]

Nomura Securities International, Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Dundee Securities Inc.
350-7th Avenue S.W., Suite 3600
Calgary, Alberta T2P 3N9

RBC Dominion Securities Inc.
888 3rd Street SW, Suite 3900
Calgary, Alberta T2P 5C5

as Representatives of the several Initial Purchasers

Ladies and Gentlemen:

1.	The statements under the heading “Item 3. Legal Proceedings” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 incorporated by reference in the Disclosure Package and the Offering Memorandum, insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.[1]

1 [To add descriptions of regulatory disclosures.]

Ex. E-1

EXHIBIT F

OFFICERS’ CERTIFICATE

Each of the undersigned, [•], [•] of Gran Tierra Energy Inc., a Nevada corporation (the “Company”), and [•], [•] of the Company, and in such capacity and on behalf of the Company, does hereby certify pursuant to Section 7(k) of that certain Purchase Agreement dated March 31, 2016 (the “Purchase Agreement”) among the Company and, on behalf of the several Initial Purchasers named therein, Nomura Securities International, Inc., Dundee Securities Inc. and RBC Dominion Securities Inc., that as of [date]:

1.	He has reviewed the Disclosure Package and the Offering Memorandum.

2.	The representations and warranties of the Company as set forth in the Purchase Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Purchase Agreement as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In Witness Whereof, we have signed this certificate.

Dated: [date]

By:
	Name:	[•]
	Title:	[•]

By:
	Name:	[•]
	Title:	[•]

Ex. F-1

EXHIBIT G

CHIEF FINANCIAL OFFICER’S CERTIFICATE

I, [•], [•] of Gran Tierra Energy Inc., a Nevada corporation (the “Company”), hereby certify that I have read or caused to be read the items marked on the copies of certain pages of each of the Preliminary Offering Memorandum dated March 30, 2016 and the Offering Memorandum dated March 31, 2016 (or of such documents as may be incorporated by reference therein), attached hereto as Schedule A, and have performed the following procedures, which were applied as indicated by the letters set forth below:

A.           Compared the amount or number to the Company’s accounting records for the applicable period and noted agreement.

B.           Compared the amount or number to the Company’s operational records for the applicable period and noted agreement

C.           Mathematically proved the accuracy of the addition, subtraction, multiplication or division performed on numbers derived from the Company’s accounting records or operational records, as the case may be, for the applicable period, compared to the total, product or quotient identified in the attached pages, and noted agreement.

I am sufficiently familiar with the financial affairs of the Company by reason of my present position with the Company to make the statements contained in this certificate, which are based upon the audited consolidated financial statements of the Company as of and for the year ended December 31, 2015 and other written statements, summaries, tabulations and computations, which I believe to be accurate, complete and reliable, made and furnished to me by employees of the Company in the regular course of their duty. I am also sufficiently familiar with the present financial condition and operating results of the Company and its Subsidiaries that any material changes in the facts underlying the data relied upon by me in making this certificate occurring since the respective dates of such data would have come to my attention prior to the date hereof in the regular course of business.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In Witness Whereof, I have hereunto set my hand on this [date].

By:
	Name:	[•]
	Title:	[•]

Ex. G-1

Schedule A

Pages from the Preliminary Offering Memorandum dated March 30, 2016[, the Offering Memorandum dated March 31, 2016]4 and incorporated by reference in Disclosure Package and the Offering Memorandum containing figures from (i) the Company’s Definitive Proxy Statement for the 2015 Annual Meeting of Stockholders, filed on May 15, 2015 and (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

4 To be included in the Chief Financial Officer’s Certificate delivered at the time of purchase and, as applicable, the additional time of purchase only.

Sch A-1